Exhibit 10.1
FOURTH AMENDMENT TO COMBINED CREDIT AGREEMENTS
     THIS FOURTH AMENDMENT TO COMBINED CREDIT AGREEMENTS, dated as of June 20, 2008 (this “Amendment”), is entered into by and among QUICKSILVER RESOURCES INC., a Delaware corporation (the “U.S. Borrower”), QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation (the “Canadian Borrower”), each of the Lenders (as defined in the U.S. Credit Agreement (as hereinafter defined)) party hereto (together with its successors and assigns, the “U.S. Lenders”), each of the Lenders (as defined in the Canadian Credit Agreement (as hereinafter defined)) party hereto (together with its successors and assigns, the “Canadian Lenders” and, together with the U.S. Lenders, the “Combined Lenders”), JPMORGAN CHASE BANK, N.A., as global administrative agent (in such capacity, the “Global Administrative Agent”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent”).
W I T N E S S E T H:
     1. The U.S. Borrower, the Global Administrative Agent, the other Agents party thereto and the U.S. Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “U.S. Credit Agreement”), pursuant to which the U.S. Lenders agreed to make loans to, and extensions of credit on behalf of, the U.S. Borrower.
     2. The Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent, the other Agents party thereto and the Canadian Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Canadian Credit Agreement” and, together with the U.S. Credit Agreement, the “Combined Credit Agreements”), pursuant to which the Canadian Lenders agreed to make loans to, and extensions of credit on behalf of, the Canadian Borrower.
     3. The parties to the Combined Credit Agreements intend to amend the Combined Credit Agreements as follows:
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:
     I. Amendments to U.S. Credit Agreement.
     A. The definition of “Permitted Senior Notes Debt” contained in Section 1.1 of the U.S. Credit Agreement is hereby amended in its entirety to read as follows:
     “Permitted Senior Notes Debt” means any unsecured Indebtedness (in addition to, and not including, Existing Subordinate Debt) of the Borrower, and any Guarantees thereof by Subsidiaries, incurred or assumed after the date of this Agreement and resulting from one or more issuances of Borrower’s senior unsecured notes and/or senior unsecured subordinate notes in an aggregate

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outstanding principal balance at any time of not greater than U.S. $500,000,000, including all renewals, refinancings, replacements, and extensions thereof to the extent permitted hereunder and made in accordance with the terms of the Combined Loan Documents (including Section 7.14), provided, that, except, in the case of each of clauses (ii), (iv) and (vi) below, to the extent the terms of such Indebtedness as to the matters addressed in such clauses are materially the same or at least as favorable for the Borrower as the terms of the Existing Subordinate Notes issued pursuant to the Existing Subordinated Note Indenture (disregarding for purposes of this exception, in the case of any issuance of the Borrower’s senior unsecured notes, any provisions of the Existing Subordinate Notes and/or the Existing Subordinated Note Indenture that expressly or effectively operate to subordinate or condition any right or obligation of the Borrower to make any payment (whether in connection with a purchase, repurchase, redemption, defeasance, prepayment or otherwise) under or in respect of all or any of the Existing Subordinate Notes in relation to any other Indebtedness), all such Indebtedness (i) has a maturity date at least six (6) months after the Maturity Date, (ii) except to the extent any such prepayments are made in accordance with subsection (y) to the proviso in Section 7.14, is not permitted to be prepaid (other than by the conversion of any such Indebtedness into the capital stock of the Borrower) without the written consent of the Global Administrative Agent and the Majority Lenders, (iii) has a coupon not in excess of nine percent (9%), (iv) contains covenants not materially more onerous to Borrower and its Subsidiaries than those contained in the Combined Loan Documents, (v) requires no scheduled principal amortization prior to the sixth anniversary of the Closing Date, and (vi) is otherwise on market terms and conditions as of the time of issuance thereof.
     B. Section 7.14 of the U.S. Credit Agreement is hereby amended by inserting the following sentence at the end of such Section:
     “Notwithstanding anything to the contrary contained herein or in any other Combined Loan Document, the provisions of this Section 7.14 (or any comparable provisions in any Combined Loan Document) shall in no event or circumstance apply to or restrict any payment (whether in respect of a purchase, repurchase, redemption, defeasance, prepayment or otherwise) that the Borrower is obligated to make in respect of any of the Borrower’s senior unsecured notes that constitute Permitted Senior Notes Debt.”
     II. Amendment to Canadian Credit Agreement. The definition of “Permitted Senior Notes Debt” contained in Section 1.1 of the Canadian Credit Agreement is hereby amended in its entirety to read as follows:
     “Permitted Senior Notes Debt” means any unsecured Indebtedness (in addition to, and not including, Existing Subordinate Debt) of the Parent, and any Guarantees thereof by Subsidiaries, incurred or assumed after the date of this Agreement and resulting from one or more issuances of Parent’s senior unsecured notes and/or senior unsecured subordinate notes in an aggregate outstanding principal balance at any time of not greater than U.S. $500,000,000, including all

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renewals, refinancings, replacements, and extensions thereof to the extent permitted hereunder and made in accordance with the terms of the Combined Loan Documents (including Section 7.14 of the U.S. Credit Agreement), provided, that, except, in the case of each of clauses (ii), (iv) and (vi) below, to the extent the terms of such Indebtedness as to the matters addressed in such clauses are materially the same or at least as favorable for the Parent as the terms of the Existing Subordinate Notes issued pursuant to the Existing Subordinated Note Indenture (disregarding for purposes of this exception, in the case of any issuance of the Parent’s senior unsecured notes, any provisions of the Existing Subordinate Notes and/or the Existing Subordinated Note Indenture that expressly or effectively operate to subordinate or condition any right or obligation of the Parent to make any payment (whether in connection with a purchase, repurchase, redemption, defeasance, prepayment or otherwise) under or in respect of all or any of the Existing Subordinate Notes in relation to any other Indebtedness), all such Indebtedness (i) has a maturity date at least six (6) months after the Maturity Date, (ii) except to the extent any such prepayments are made in accordance with subsection (y) to the proviso in Section 7.14 of the U.S. Credit Agreement, is not permitted to be prepaid (other than by the conversion of any such Indebtedness into the capital stock of the Parent) without the written consent of the Global Administrative Agent and the Majority Lenders, (iii) has a coupon not in excess of nine percent (9%), (iv) contains covenants not materially more onerous to Parent and its Subsidiaries than those contained in the Combined Loan Documents, (v) requires no scheduled principal amortization prior to the sixth anniversary of the Closing Date, and (vi) is otherwise on market terms and conditions as of the time of issuance thereof.
     III. Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) when the Global Administrative Agent shall have received counterparts hereof duly executed by the U.S. Borrower, the Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent and the Majority Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).
     IV. Reaffirmation of Representations and Warranties. To induce the Combined Lenders and the Global Administrative Agent to enter into this Amendment, the U.S. Borrower and the Canadian Borrower hereby reaffirm, as of the date hereof, the following:
          (i) The representations and warranties of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement, collectively, the “Combined Loan Parties”) set forth in the Combined Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date and, except to the extent waived in writing by the Combined Lenders, the Required Lenders, the Majority Lenders, the U.S. Lenders or the U.S. Required Lenders, as applicable).

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          (ii) Each of the Combined Loan Parties (a) is a corporation or limited partnership duly incorporated or organized (as applicable), validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (b) has all corporate or limited partnership power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation or limited partnership in each jurisdiction where a failure to be so qualified would reasonably be expected to have a Material Adverse Effect.
          (iii) The execution, delivery and performance of this Amendment and the other Combined Loan Documents by each Combined Loan Party (to the extent each Combined Loan Party is a party to this Amendment and such Combined Loan Documents) (a) are within such Combined Loan Party’s corporate or limited partnership powers, (b) when executed will be duly authorized by all necessary corporate or limited partnership action, (c) require no action by or in respect of, or filing with, any Governmental Authority (other than (1) actions or filings pursuant to the Exchange Act and (2) actions or filings that have been taken or made and are in full force and effect) and (d) do not contravene, or constitute a default under, any provision of applicable Governmental Rule (including, without limitation, Regulation U) or of the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Combined Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Combined Loan Party or result in the creation or imposition of any Lien on any Borrowing Base Property or Collateral other than the Liens securing the Combined Obligations.
          (iv) This Amendment and each other Combined Loan Document constitutes, or when executed and delivered will constitute, valid and binding obligations of each Combined Loan Party which is a party thereto, enforceable against each such Combined Loan Party which executes the same in accordance with its terms except as the enforceability thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, or similar Governmental Rules affecting creditors’ rights generally, and (b) equitable principles of general applicability (whether enforcement is sought by proceedings at law or in equity).
          (v) Neither a Default nor an Event of Default has occurred and will exist under either Combined Credit Agreement after giving effect to the transactions contemplated by this Amendment or the other Combined Loan Documents. Neither the U.S. Borrower or any of its Subsidiaries nor the Canadian Borrower or any of its Subsidiaries is in default under, nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under, any Material Agreement to which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is a party or by which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is bound which default would reasonably be expected to have a Material Adverse Effect. The U.S. Borrower is in compliance with the financial covenants set forth in Article VI of the U.S. Credit Agreement.

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          (vi) No event or events have occurred since December 31, 2007 which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.
     V. Defined Terms. Terms used herein when defined in the U.S. Credit Agreement (including, to the extent applicable, after giving effect to this Amendment) shall have the same meanings herein unless the context otherwise requires.
     VI. Reaffirmation of Combined Credit Agreements. This Amendment shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect. All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.
     VII. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
     NOTWITHSTANDING THE FOREGOING SENTENCE AND AFTER GIVING EFFECT TO THE TEXTUAL AMENDMENTS CONTAINED IN SECTIONS I AND II OF THIS AMENDMENT, (i) THE U.S. CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE U.S. CREDIT AGREEMENT, AND (ii) THE CANADIAN CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE CANADIAN CREDIT AGREEMENT.
     VIII. Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
     IX. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy (or other electronic transmission acceptable to the Global Administrative Agent) shall be effective as delivery of a manually executed counterpart of this Amendment.
     X. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
     XI. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that neither

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the U.S. Borrower nor the Canadian Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Global Administrative Agent, each Issuing Bank and each Combined Lender (and any attempted assignment or transfer by either the U.S. Borrower or the Canadian Borrower without such consent shall be null and void).
     XII. No Oral Agreements. THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
     XIII. Loan Document. This Amendment constitutes a “Loan Document,” a “Canadian Loan Document” and a “Combined Loan Document” under and as defined in the U.S. Credit Agreement, and a “Loan Document,” a “U.S. Loan Document” and a “Combined Loan Document” under and as defined in the Canadian Credit Agreement.
[Signature Pages to Follow]

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     IN WITNESS WHEREOF, the U.S. Borrower, the Canadian Borrower, the undersigned Combined Lenders, the Global Administrative Agent and the Canadian Administrative Agent have executed this Amendment as of the date first above written.
U.S. BORROWER
QUICKSILVER RESOURCES INC.,
a Delaware corporation, as U.S. Borrower

By:	/s/ MarLu Hiller

Name:	MarLu Hiller
Title:	Vice President – Treasurer
CANADIAN BORROWER
QUICKSILVER RESOURCES CANADA INC.,
an Alberta, Canada corporation, as Canadian Borrower

By:	/s/ MarLu Hiller

Name:	MarLu Hiller
Title:	Vice President – Treasurer
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

AGENTS AND COMBINED LENDERS
JPMORGAN CHASE BANK, N.A., as Global Administrative
Agent and as a U.S. Lender

By:	/s/ J. Scott Fowler

Name:	J. Scott Fowler
Title:	Senior Vice President
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

JPMORGAN CHASE BANK, N.A., TORONTO
BRANCH, as a Canadian Administrative Agent
and as a Canadian Lender

By:	/s/ Michael N. Tam

Name:	Michael N. Tam
Title:	Senior Vice President
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BANK OF AMERICA, N.A., as a U.S. Lender

By:	/s/ Ronald E. McKaig

Name:	Ronald E. McKaig
Title:	Senior Vice President
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BNP PARIBAS, as a U.S. Lender

By:	/s/ Betsy Jocher

Name: Title:	Betsy Jocher Director

By:	/s/ Richard Hawthorne

Name:	Richard Hawthorne
Title:	Director
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

FORTIS CAPITAL CORP., as a U.S. Lender

By:	/s/ Michael Jones

Name:	Michael Jones
Title:	Director

By:	/s/ Ilene Fowler

Name:	Ilene Fowler
Title:	Director
[Signature Page]
Fourth Amendment to Combined Credit Agreements
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THE BANK OF NOVA SCOTIA, as a U.S. Lender

By:	/s/ David Mills

Name:	David Mills
Title:	Director
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as a U.S. Lender

By:	/s/ Erin Morrissey

Name:	Erin Morrissey
Title:	Vice President

By:	/s/ Dusan Lazarov

Name:	Dusan Lazarov
Title:	Vice President
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

THE ROYAL BANK OF SCOTLAND plc, as a U.S. Lender

By:	/s/ Robert E. Poirrer, Jr.

Name:	Robert E. Poirrier, Jr.
Title:	Senior Vice President
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CALYON NEW YORK BRANCH, as a U.S. Lender

By:

Name:

Title:

By:

Name:

Title:

[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CITIBANK, N.A., as a U.S. Lender

By:	/s/ Todd Mogil

Name:	Todd Mogil
Title:	Vice President
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

UNION BANK OF CALIFORNIA, N.A., as a U.S. Lender

By:

Name:

Title:

[Signature Page]
Fourth Amendment to Combined Credit Agreements
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WELLS FARGO BANK, N.A., as a U.S. Lender

By:	/s/ David C. Brooks

Name:	David C. Brooks
Title:	Vice President
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

TORONTO DOMINION (TEXAS) LLC, as a U.S. Lender

By:	/s/ Debbi L. Brito

Name:	Debbi L. Brito
Title:	Authorized Signatory
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

U.S. BANK NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Daria Mahoney

Name:	Daria Mahoney
Title:	Vice President
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SUMITOMO MITSUI BANKING CORPORATION, as a U.S. Lender

By:

Name:

Title:

[Signature Page]
Fourth Amendment to Combined Credit Agreements
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COMPASS BANK, as a U.S. Lender

By:	/s/ Murray E. Brasseux

Name:	Murray E. Brasseux
Title:	Executive Vice President
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SOCIÉTÉ GÉNÉRALE, as a U.S. Lender

By:	/s/ Stephen W. Warfel

Name:	Stephen W. Warfel
Title:	Managing Director
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

COMERICA BANK, as a U.S. Lender

By:	/s/ Peter L. Sefzik

Name:	Peter L. Sefzik
Title:	Vice President
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

STERLING BANK, as a U.S. Lender

By:	/s/ Melissa Bauman

Name:	Melissa Bauman
Title:	Senior Vice President
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CIBC INC., as a U.S. Lender

By:	/s/ Kathryn G. Casparian

Name:	Kathryn G. Casparian
Title:	Chief Administrative Officer
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

KEYBANK, N.A., as a U.S. Lender

By:
Name:
Title:

[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

EXPORT DEVELOPMENT CANADA, as a U.S. Lender

By: Name:	/s/ Janine Dopson Janine Dopson
Title:	Loan Asset Manager

By: Name:	/s/ Howard Clysdale Howard Clysdale
Title:	Portfolio Manager
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BARCLAYS BANK PLC, as a U.S. Lender

By: Name:	/s/ Joseph Gyurindak Joseph Gyurindak
Title:	Director
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a U.S. Lender

By: Name:	/s/ Vanessa Gomez Vanessa Gomez
Title:	Director

By: Name:	/s/ Nupur Kumar Nupur Kumar
Title:	Associate
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BANK OF AMERICA, N.A. (by its Canada branch), as a Canadian Lender

By: Name:	/s/ Medina Sales De Andrade Medina Sales De Andrade
Title:	Vice President
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BNP PARIBAS (CANADA), as a Canadian Lender

By: Name:	/s/ Chris Rice Chris Rice
Title:	Vice President

By: Name:	/s/ Michael Gosselin Michael Gosselin
Title:	Managing Director
[Signature Page]
Fourth Amendment to Combined Credit Agreements
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FORTIS CAPITAL (CANADA) LTD., as a Canadian Lender

By: Name:	/s/ Peter Boogers Peter Boogers
Title:	Director

By: Name:	/s/ Doug Clark Doug Clark
Title:	Director
[Signature Page]
Fourth Amendment to Combined Credit Agreements
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THE BANK OF NOVA SCOTIA, as a Canadian Lender

By: Name:	/s/ Andrew Kellock Andrew Kellock
Title:	Director

By: Name:	/s/ Todd Kennedy Todd Kennedy
Title:	Associate
[Signature Page]
Fourth Amendment to Combined Credit Agreements
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DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Lender

By: Name:	/s/ Daniel W. Sooley Daniel W. Sooley
Title:	Chief Legal Officer

By: Name:	/s/ Marcellus Leung Marcellus Leung
Title:	Assistant Vice President
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CITIBANK, N.A., CANADIAN BRANCH, as a Canadian Lender

By: Name:	/s/ Ivan Davey Ivan Davey
Title:	Authorised Signer
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

UNION BANK OF CALIFORNIA, N.A., CANADA BRANCH, as a Canadian Lender

By:
Name:
Title:

[Signature Page]
Fourth Amendment to Combined Credit Agreements
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WELLS FARGO FINANCIAL CORPORATION CANADA, as a Canadian Lender

By: Name:	/s/ Nick Scarfo Nick Scarfo
Title:	Vice President
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

THE TORONTO-DOMINION BANK, as a Canadian Lender

By: Name:	/s/ Debbi L. Brito Debbi L. Brito
Title:	Authorized Signatory
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

U.S. BANK NATIONAL ASSOCIATION, as a Canadian Lender

By:
Name:
Title:

[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SUMITOMO MITSUI BANKING CORPORATION OF CANADA, as a Canadian Lender

By:
Name:
Title:

[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SOCIÉTÉ GÉNÉRALE (CANADA BRANCH), as a Canadian Lender

By:	/s/ David Baldoni
Name:	David Baldoni
Title:	Managing Director

By: Name:	/s/ Paul Primavesi Paul Primavesi
Title:	Vice President
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

COMERICA BANK, CANADA BRANCH, as a Canadian Lender

By: Name:	/s/ Omer Ahmed Omer Ahmed
Title:	Portfolio Manager
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CANADIAN IMPERIAL BANK OFCOMMERCE, as a Canadian Lender

By: Name:	/s/ Randy Geislinger Randy Geislinger
Title:	Executive Director

By: Name:	/s/ Chris Perks Chris Perks
Title:	Executive Director
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

KEYBANK, N.A., as a Canadian Lender

By:
Name:
Title:

[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BARCLAYS BANK PLC, as a Canadian Lender

By: Name:	/s/ Joseph Gyurindak Joseph Gyurindak
Title:	Director
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CREDIT SUISSE, TORONTO BRANCH, as a Canadian Lender

By: Name:	/s/ Alain Daoust Alain Daoust
Title:	Director

By: Name:	/s/ Steve W. Fuh Steve W. Fuh
Title:	Vice-President
[Signature Page]
Fourth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.